As filed with the Securities and Exchange Commission on April 4, 2019
Investment Company Act File No. 811-23436

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Amendment

NB CROSSROADS PRIVATE MARKETS FUND VI HOLDINGS LP
(Exact name of Registrant as specified in Charter)

325 North Saint Paul Street, 49th Floor
Dallas, Texas 75201
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 476-8800

Corey Issing
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
(Name and address of agent for service)

COPY TO:
Nicole M. Runyan, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, NY 10036

EXPLANATORY NOTE

This Registration Statement of NB Crossroads Private Markets Fund VI Holdings LP (the “Registrant” or the “Master Fund”) has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Limited partnership interests in the Registrant (“Interests”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act. Investments in the Registrant may only be made by entities or persons that are both (i) “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, Interests in the Registrant.

NB CROSSROADS PRIVATE MARKETS FUND VI HOLDINGS LP

CONTENTS OF REGISTRATION STATEMENT

The Registration Statement of NB Crossroads Private Markets Fund VI Holdings LP contains the following documents:

Facing Sheet

Explanatory Note

Contents of Registration Statement

Part A

Part B

Part C

Signature Page

Exhibit Index

Exhibits

Part A

Responses to all or a portion of certain Items required to be included in Part A of this Registration Statement are omitted pursuant to Paragraph 3 of Instruction G of the General Instruction to Form N-2.

Responses to certain Items required to be included in Part A of this Registration Statement are incorporated herein by reference from the Registration Statement NB Crossroads Private Markets Fund VI LP (the “Client Feeder Fund”), as filed with the Securities and Exchange Commission (the “SEC”) on July 20, 2018, and amended December 21, 2018 and April 4, 2019 (the “Client Feeder Fund’s Registration Statement”). The Client Feeder Fund invests all or substantially all of its assets in the Master Fund. Capitalized terms that are not otherwise defined shall have the respective meanings set forth in the Client Feeder Fund’s Registration Statement.

ITEMS 1-2.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.	FEE TABLE AND SYNOPSIS

The fee table below is intended to assist investors in the Master Fund (“Investors”) in understanding the various costs and expenses that the Master Fund expects to incur, and that Investors can expect to bear, directly or indirectly, by investing in the Master Fund. This fee table is based on estimated expenses of the Master Fund for the fiscal year ending March 31, 2020, and assumes that the Master Fund raises $350 million in total Commitments from Investors during the first year, that 30% of total Commitments are drawn down in the first year, and that substantially all of the drawn-down Commitments are invested in the first year (after the initial closing) and are valued at cost (i.e., Invested Capital is equal to 30% of Commitments and approximately the same as net assets).

Investor Transaction Expenses
Sales Load (as a percentage of offering price)	0.00%

As a Percentage of Average Net Assets
Annual Expenses
Advisory Fee(1)	0.80%
Other Operating Expenses(2)	0.65%
Acquired Fund Fees and Expenses(3)	1.18%
Total Annual Expense Ratio before Carried Interest(4)	2.63%

1.
The Master Fund will pay the Investment Adviser an advisory fee quarterly at an annual rate of 0.80% following the Master Fund’s commencement of operations through the end of year eight from the commencement of operations and then 0.15% for the remaining life of the Master Fund, in each case based on the Master Fund’s Invested Capital (the total capital that the Master Fund contributes to its underlying investments, including cash and cash equivalents). In no event will total Invested Capital exceed the amount of Investors’ total Commitments. The Advisory Fee is paid quarterly by the Master Fund only.

2.
The Other Operating Expenses for the Master Fund include all other expenses incurred by the Master Fund, such as its organizational expenses to the extent not borne by the Investment Adviser and expenses relating to the offering and sale of Interests. The Other Operating Expenses are based on estimated amounts for the fiscal year ending March 31, 2020. The Investment Adviser has agreed to pay up to $400,000 of the aggregated organizational and offering expenses of the Feeder Funds (as defined below), the Master Fund and any other feeder funds of the Master Fund that may be formed from time to time.

3.
The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Master Fund intends to invest. Some or all of the Portfolio Funds in which the Master Fund intends to invest generally charge asset-based management fees. The Portfolio Fund Managers may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. Carried interest allocation paid to a Portfolio Fund Manager are often made subject to a requirement to be repaid—a “clawback”—to the extent that the aggregate amount distributed to the Portfolio Fund Manager over all financial reporting periods exceeds the carried interest amount that would have been due based instead on the Portfolio Fund’s cumulative results. The Portfolio Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.50%, and approximately 20% to 30% of net profits as a carried interest allocation, subject to a clawback. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the types of Portfolio Funds in which the Master Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The “Acquired Fund Fees and Expenses” shown reflects estimated operating expenses of the Portfolio Funds (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds). The Acquired Fund Fees and Expenses are based on estimated amounts for the fiscal year ending March 31, 2020.

4.
After each investor in the Feeder Funds has received aggregate distributions equal to 125% of all drawn Commitments (excluding capital called for Distribution and Servicing Fee payments to the Placement Agent), a carried interest will be distributed to the Special Limited Partner of the Master Fund, only after the fourth anniversary of the final closing (except in respect of a Feeder Fund investor’s repurchase of its Interest) at the following rates: 7.0% if the Master Fund reaches an allocation of at least 40% of its Underlying Commitments to Secondary Investments and Co-Investments combined; 6.75% if the Master Fund’s allocation to Secondary Investments and Co-Investments combined is at least 35% but less than 40% of Underlying Commitments; and 6.5% if the allocation is below 35% of Underlying Commitments. While the carried interest will be allocated at the Master Fund level, the Feeder Funds and their limited partners will indirectly be subject to the Master Fund’s carried interest.

The purpose of the table above and the examples below is to assist prospective Investors in understanding the various costs and expenses Investors in the Master Fund will bear directly or indirectly.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:(1)	$27	$77	$128	$253

(1)	The example above presents the Master Fund’s estimated expenses based on a Commitment of $1,000, which is called in full after the initial closing during year 1 without any subsequent capital calls.

The following example presents the Master Fund’s estimated expenses based on a $1,000 Commitment to the Master Fund, which is called over time from an Investor in the amounts and with the timing as outlined:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Commitment, assuming capital calls of $300 in year 1, $200 in each of year 2 and year 3, $150 in year 4 and $0 in year 5, and a 5% annual return:	$8	$33	$73	$176

Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $50,000 investment, assuming a 5% annual return(2):	$1,331	$3,866	$6,379	$12,658

(2)	The example above presents the Master Fund’s estimated expenses based on a Commitment of $50,000, which is called in full after the initial closing during year 1 without any subsequent capital calls.

The following example presents the Master Fund’s estimated expenses based on a $50,000 Commitment to the Master Fund, which is called over time from an Investor in the amounts and with the timing as outlined:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $50,000 Commitment, assuming capital calls of $15,000 in year 1, $10,000 in each of year 2 and year 3, $7,500 in year 4 and $0 in year 5, and a 5% annual return:	$399	$1,642	$3,611	$8,744

The Examples above are based on the fees and expenses set forth above. It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Master Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. The Examples assume participation in the initial closing, the Master Fund raises $350 million in total Commitments and capital is called as outlined above. The capital call may be greater or less than those highlighted by year, which would impact the dollar totals of the Examples.

ITEMS 3.2 and 4 THROUGH 7.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT.

Description of the Master Fund

The Master Fund is a limited partnership organized under the laws of the State of Delaware on June 1, 2018 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Client Feeder Fund and NB Crossroads Private Markets Fund VI Advisory LP (the “Advisory Feeder Fund” and together with the Client Feeder Fund and any other feeder funds that may be formed from time to time, the “Feeder Funds”) will pursue their investment objectives by investing all or substantially all of their assets in the Master Fund, which in turn will make investments. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds.

Neuberger Berman Investment Advisers LLC (the “Investment Adviser”) serves as the investment adviser to the Master Fund. NB Alternatives Advisers LLC (the “Sub-Adviser”) serves as the sub-adviser to the Master Fund. Each of the Investment Adviser and Sub-Adviser is an indirect wholly owned subsidiary of Neuberger Berman Group LLC. Each of the Investment Adviser and Sub-Adviser is registered as an investment adviser under the Advisers Act.

The anticipated aggregate offering size for the Master Fund is approximately $350 million (or higher, at the discretion of the Investment Adviser). The Master Fund may offer Interests through multiple closings, which are anticipated to occur over a period of up to one year following the initial closing, provided that the board of directors (the “Board”) may extend such period.

The Master Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Master Fund is expected to commence operations after the initial closing of the Client Feeder Fund.

Term

The Master Fund’s term will expire on December 31 following the tenth anniversary of the initial closing of the Master Fund, subject to two one-year extensions, which may be approved by the Board. Further extensions thereafter must be approved by a majority-in-interest of the limited partners.

Investment Objective

The investment objective of the Master Fund is to provide attractive risk-adjusted returns to Investors by making Primary Investments in a portfolio of newly formed Portfolio Funds managed by experienced Portfolio Fund Managers that generally have an established track record. The Master Fund will also opportunistically invest in Secondary Investments and Co-Investments. The Investment Adviser believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and will offer Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe, Asia and emerging markets around the world. Neither the Master Fund nor the Investment Adviser guarantees any level of return or risk on investments and there can be no assurance that the investment objective will be achieved.

Information on the Master Fund’s investment objective, strategies and policies, the kinds of securities in which the Master Fund will principally invest, other investment practices of the Master Fund and the risk factors associated with investments in the Master Fund are incorporated herein by reference from the sections entitled “Investment Objective and Process,” “Investment Policies and Restrictions” and “Risk Factors” in the Client Feeder Fund’s Registration Statement. Defined terms here have the meanings applied to them as described in the Client Feeder Fund’s Registration Statement that is incorporated herein by reference.

ITEM 9.	MANAGEMENT.

A description of how the business of the Master Fund is managed is incorporated herein by reference to Item 9 of the Client Feeder Fund’s Registration Statement.

ITEM 9.1(a).     “The Role of the Board,” “Board Structure, Leadership,” “Board Oversight of Risk Management,” “Board of Directors and Officers” and “Committees”

ITEM 9.1(b).     “Investment Adviser and Sub-Adviser,” “Investment Advisory Agreement” and “Investment Sub-Advisory Agreement”

ITEM 9.1(c).     “Portfolio Management”

ITEM 9.1(d).     “Administrator”

ITEM 9.1(e).     “Custodian”

ITEM 9.1(f).      “Advisory Fees,” “Carried Interest,” “Fund Expenses” and “Distributions”

ITEM 9.1(g).     Not applicable.

ITEM 9.2.          NON-RESIDENT MANAGERS. Not applicable.

ITEM 9.3.          CONTROL PERSONS.

See response to Item 19 of this Registration Statement.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.
ITEM 10.1.	CAPITAL STOCK.

The Master Fund is organized as a limited partnership under the laws of the State of Delaware and intends to elect to be treated as and qualify as a RIC for U.S. federal income tax purposes. The number of Interests in the Master Fund shall be unlimited. All Interests issued by the Master Fund shall be fully paid and nonassessable, except to the extent of any unfunded capital commitments. Interest holders shall have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Master Fund. The Master Fund will make distributions as received from Portfolio Funds in accordance with the distribution provisions of its Limited Partnership Agreement. An investment in the Master Fund involves substantial restrictions on liquidity and its Interests are not freely transferable. There is no market for the Interests, and no market is expected to develop. Consequently, Investors may be unable to redeem or liquidate their Interests.

Investors in the Master Fund must be both “accredited investors,” as defined in Regulation D under the Securities Act, and “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

Summary of Limited Partnership Agreement

The following is a summary description of additional items and of select provisions of the Master Fund’s Limited Partnership Agreement. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Limited Partnership Agreement contained as an exhibit.

Liability of Investors.

Investors of the Master Fund will be partners of a limited partnership as provided under Delaware law. Under Delaware law and the Limited Partnership Agreement, all debts, obligations and liabilities of the Master Fund, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Master Fund, and no Investor shall be obligated personally for any such debt, obligation or liability of the Master Fund solely by reason of being an Investor.

Duty of Care.

The Limited Partnership Agreement provides that none of the Directors, the General Partner or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “Indemnified Person”) shall have any liability, responsibility or accountability in damages or otherwise to any Investor or the Master Fund for, and the Master Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Master Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Master Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Master Fund, on the part of the Indemnified Persons when acting on behalf of the Master Fund or otherwise in connection with the business or affairs of the Master Fund, or on the part of any agents when acting on behalf of the Master Fund (collectively, the “Indemnified Liabilities”); provided that the Master Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misconduct, bad faith or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. No Director shall be: (i) personally liable for the debts, obligations or liabilities of the Master Fund, including any such debts, obligations or liabilities arising under a judgment, decree or order of a court; (ii) required to return all or any portion of any Capital Contribution; or (iii) required to lend any funds to the Master Fund.

No Director shall be: (i) personally liable for the debts, obligations or liabilities of the Master Fund, including any such debts, obligations or liabilities arising under a judgment, decree or order of a court; (ii) required to return all or any portion of any Capital Contribution; or (iii) required to lend any funds to the Master Fund.

Dissolution and Liquidation.

The Master Fund will be dissolved upon the occurrence of any of the following:

•	the expiration of its term, except as otherwise extended pursuant to the Limited Partnership Agreement;

•	upon the affirmative vote by the Directors, subject to the required consent of the Master Fund’s limited partners and any requirements under the 1940 Act;

•	the sale or other disposition at any one time of all or substantially all of the assets of the Master Fund; and

•	a decree of dissolution entered against the Master Fund.

On dissolution of the Master Fund, a liquidator shall cause to be prepared a statement setting forth the assets and liabilities of the Master Fund as of the date of dissolution, and such statement shall be furnished to all of the Investors. Then, those Master Fund assets that the liquidator determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to maximize proceeds.

Upon the dissolution of the Master Fund, its assets are to be distributed to its limited partners in accordance with the distribution provisions of the Limited Partnership Agreement, after providing for all obligations of the Master Fund.

Voting.

Each Investor has the right to vote based on the pro rata value of its Interest at a meeting of Investors called by the Directors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Directors, approval of the Master Fund’s agreement with any investment adviser to the Master Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Master Fund’s business, and may not act for or bind the Master Fund.

Reports to Investors.

The Feeder Funds will furnish to their Investors as soon as practicable after the end of each taxable year information on Form 1099 to assist Investors in preparing their tax returns. The Feeder Funds will also prepare and transmit to their Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Investors will also receive quarterly reports regarding the Master Fund’s operations and investments. The Feeder Funds and the Master Fund will offer Investors secure online access to financial reports and other investor notices and communications.

It is the responsibility of each Investor to investigate the legal and tax consequences, under the laws of pertinent jurisdictions, of his/her/its investment. We strongly recommend that each prospective Investor consult, and depend upon, its own tax counsel or other advisor with regard to those matters. Further, it is the responsibility of each Investor to file all state, local and non-U.S., as well as U.S. federal tax returns that may be required of it.

Fiscal Year.

The Master Fund’s fiscal year for financial reporting purposes is the 12-month period ending on March 31. The Master Fund’s taxable year is the 12-month period ending December 31 (or such other taxable year as may be required under the Code).

ITEM 10.2.	LONG-TERM DEBT.

Not applicable.

ITEM 10.3.	GENERAL.

Not applicable.

ITEM 10.4.	TAXES.

Information on the taxation of the Master Fund is incorporated herein by reference from the section entitled “Certain U.S. Federal Income Tax Considerations” in the Client Feeder Fund’s Registration Statement.

ITEM 10.5.	OUTSTANDING SECURITIES.

After the date of filing of this Registration Statement, the Interests will be issued to Investors in the Master Fund.

ITEM 10.6.	SECURITIES RATINGS.

Not applicable.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12.	LEGAL PROCEEDINGS.

Not applicable.

ITEM 13.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.

Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms that are not otherwise defined shall have the respective meanings set forth in the Client Feeder Fund’s Registration Statement.

Responses to certain Items required to be included in Part B of this Registration Statement are incorporated herein by reference from the Client Feeder Fund’s Registration Statement.

ITEM 14.	COVER PAGE

Not applicable.

ITEM 15.	TABLE OF CONTENTS.

Not Applicable

ITEM 16.	GENERAL INFORMATION AND HISTORY.

Not applicable.

ITEM 17.	INVESTMENT OBJECTIVE AND POLICIES.

Part A of this Registration Statement contains basic information about the investment objective and policies of the Master Fund.

Information in response to this Item is incorporated herein by reference to the sections entitled “Investment Objective and Process,” “Investment Policies and Restrictions” and “Risk Factors” in the Client Feeder Fund’s Registration Statement.

ITEM 18.	MANAGEMENT.

Information in response to this Item is incorporated herein by reference to the sections entitled “The Role of the Board,” “Board Structure, Leadership,” “Board Oversight of Risk Management,” “Board of Directors and Officers” and “Committees” in the Client Feeder Fund’s Registration Statement.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of the date of this Registration Statement, no person controls the Master Fund. Once the Master Fund begins operations, it is expected that the Client Feeder Fund (NB Crossroads Private Markets Fund VI LP) and the Advisory Feeder Fund (NB Crossroads Private Markets Fund VI Advisory LP) will control the Master Fund by virtue of their respective Interests in the Master Fund. For purposes of this item, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

The address of each of the Client Feeder Fund and the Advisory Feeder Fund is c/o Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104.

As of the date of this Registration Statement, no officer or Director of the Master Fund currently owns any of the outstanding Interests in the Master Fund.

ITEM 20.	INVESTMENT ADVISORY AND OTHER SERVICES.

Information of the investment advisory and other services provided for or on behalf of the Master Fund is incorporated herein by reference from the sections entitled “Investment Adviser and Sub-Adviser,” “Investment Advisory Agreement,” “Investment Sub-Advisory Agreement,” “Administrator,” “Custodian,” “Advisory Fees,” “Carried Interest,” and “Fund Expenses” in the Client Feeder Fund’s Registration Statement.

ITEM 21.	PORTFOLIO MANAGEMENT.

Information about the Master Fund’s portfolio management team is incorporated by reference from the section entitled “Portfolio Management” in the Client Feeder Fund’s Registration Statement.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES

Not applicable.

ITEM 23.	CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.

Information about the U.S. federal income tax considerations of an investment in the Master Fund is incorporated by reference from the section entitled “Certain U.S. Federal Income Tax Considerations” in the Client Feeder Fund’s Registration Statement.

ITEM 24.	FINANCIAL STATEMENTS.

The Master Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles.

PART C OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B. Capitalized terms used in this Part C and not otherwise defined have the meanings given them in Parts A and B of this Registration Statement.

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements: Registrant has no assets and financial statements are omitted.

Exhibits:

(a)(1)	Certificate of Limited Partnership.(1)

(a)(2)	Limited Partnership Agreement.(2)

(b)	Not Applicable.

(c)	Not Applicable.

(d)	See Item 25(2)(a)(2).

(e)	Not Applicable.

(f)	Not Applicable.

(g)(1)	Investment Advisory Agreement.(1)

(g)(2)	Sub-Advisory Agreement.(1)

(i)	Not Applicable.

(j)	Form of Custody Agreement.(2)

(k)	Form of Administration and Accounting Services Agreement.(2)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	Code of Ethics of Registrant and its Investment Adviser and Sub-Adviser.(1)

(1)	Filed herewith.

(2)	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Legal fees	$150,000
Blue Sky fees	$25,000
Printing	$80,000
Miscellaneous	$100,000
Total	$355,000

Based on estimates for the Master Fund and each Feeder Fund.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of Interests, the Registrant will be deemed to be under common control with each of the Client Feeder Fund, Advisory Feeder Fund and any other feeder funds that may be formed from time to time, and the Registrant may be deemed to be controlled by the Investment Adviser or the Sub-Adviser. Information regarding the ownership of the Investment Adviser is set forth in its Form ADV as filed with the SEC (File No. 801-61757). Information regarding the ownership of the Sub-Adviser is set forth in its Form ADV as filed with the SEC (File No. 801-70009).

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of March 31, 2019, of each class of securities of the Registrant:

Title of Class: Limited Partnership Interests

Number of Record Holders: None

ITEM 30.	INDEMNIFICATION

Registrant’s Limited Partnership Agreement contains provisions limiting the liability, and providing for indemnification, of the Registrant’s General Partner, Directors and officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provision of the Limited Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

Registrant, in conjunction with the Investment Adviser and Registrant’s Board, maintains insurance on behalf of any person who is an Independent Director, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Client Feeder Fund’s Registration Statement in the section entitled “Management.”

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212, with the exception of certain documents which are in the possession and custody of the Investment Adviser, located at 1290 Avenue of the Americas, New York, NY 10104 and 53 State Street, 13th Floor, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Investment Adviser.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, NB Crossroads Private Markets Fund VI Holdings LP has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 4th day of April, 2019.

NB Crossroads Private Markets Fund VI Holdings LP

By:	NB Crossroads PMF VI GP LLC as its general partner

By:	/s/ James Bowden
Name:	James Bowden
Authorized Signatory

Exhibits Index

(a)(1)	Certificate of Limited Partnership.

(g)(1)	Investment Advisory Agreement

(g)(2)	Sub - Advisory Agreement

(r)	Code of Ethics of Registrant and its Investment Adviser and Sub-Adviser.